UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 3, 2005
(Date of earliest event reported)
ACE CASH EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Texas	0-20774	75-2142963
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

1231 Greenway Drive, Suite 600 Irving, Texas	75038
(Address of principal executive offices)	(Zip Code)
(972) 550-5000
(Registrant’s telephone number,
including area code)
Not Applicable
(Former Name or Former Address,
if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Annual Bonus Compensation for Executive Officers for Fiscal 2006
On October 3, 2005, the Compensation Committee of the Board of Directors of ACE (the “Compensation Committee”) adopted and approved the senior management bonus plan for ACE’s current fiscal year, ending June 30, 2006 (the “Bonus Plan”). The Bonus Plan is an annual incentive program for all of ACE’s senior executive officers (i.e., its President, Executive Vice Presidents, and Senior Vice Presidents), including its four current executive officers (as defined in the Securities and Exchange Commission’s rules). The Bonus Plan affords each of the senior executive officers an opportunity to earn an annual incentive cash bonus based on ACE’s financial performance as a company and on his personal performance during fiscal 2006. The Compensation Committee administers the Bonus Plan; it has established the bonus opportunities and the performance goals, and will determine performance and award earned bonuses (if any), under the Bonus Plan. A summary of the key terms of the Bonus Plan for ACE’s four current executive officers is filed as Exhibit 10.1 to this Report.
Grants of Restricted Stock to Certain Executive Officers
On October 3, 2005, the Compensation Committee also granted shares of ACE Common Stock to all but one of ACE’s senior executive officers, including three of its four executive officers (as defined in the Securities and Exchange Commission’s rules), under ACE’s 1997 Stock Incentive Plan (the “Incentive Plan”). The grants to the three executive officers were as follows:
•	Barry M. Barron, Executive Vice President and Chief Operations Officer – 10,000 shares

•	William S. McCalmont, Executive Vice President and Chief Financial Officer – 9,000 shares

•	Walter E. Evans, Senior Vice President and General Counsel – 7,000 shares
These shares will vest (i.e., the forfeiture restrictions will lapse) only upon the achievement of specified performance goals, which are the same for all of the executive officers. The performance goals, established by the Compensation Committee, are amounts of diluted earnings per share of Common Stock within a performance period beginning on July 1, 2005 and ending on June 30, 2008. One half of the shares granted to each executive officer will vest on the achievement of one goal, and all of the shares will vest on the achievement of the second (higher) goal, within the performance period. Therefore, the shares will vest (if at all) only upon the expiration of, or after, ACE’s fiscal year ending June 30, 2006. All unvested shares (if any) held by each of the executive officers will be forfeited and returned to ACE upon the expiration of the performance period (or, if earlier, upon termination of his employment with ACE). No grant of restricted stock was made to Jay B. Shipowitz, the Chief Executive Officer, because of the provisions of his Employment Agreement with ACE under which grants are to be made to him under the Incentive Plan based upon specified market prices of the Common Stock.
For the purpose of the foregoing grants of restricted stock, as well as any other future grants of restricted stock under the Incentive Plan that may be based on performance goals rather than the duration of the grantee’s employment, the Compensation Committee adopted a form of Restricted Stock Agreement for performance grants or awards. The grants to the three executive officers were made under Restricted Stock Agreements that are substantially in that form, except for the specification of the particular performance goals described above. A copy of that form of Restricted Stock Agreement for performance grants or awards is filed as Exhibit 10.2 to this Report.
Forward-looking Statements
This Report contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are generally identified by the use of words such as “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “target,” “goal,” “should,” “would,” and terms with similar meanings.
Although ACE believes that the current views and expectations reflected in these forward-looking statements are reasonable, these views and expectations, and the related statements, are inherently subject to risks, uncertainties, and other factors, many of which are not under ACE’s control and may not even be predictable. Any inaccuracy in the assumptions, as well as those risks, uncertainties and other factors, could cause the actual results to differ materially from these in the forward-looking statements. These risks, uncertainties, and factors include, but are not limited to, matters described in this Report and ACE’s other reports filed with the Securities and Exchange Commission, such as:
•	ACE’s relationships with Republic Bank & Trust Company, with Travelers Express Company, Inc. and its affiliates, with First Bank of Delaware, and with ACE’s lenders;

•	ACE’s relationships with providers of services or products offered by ACE or property used in its operations;

•	federal and state governmental regulation of check cashing, short-term consumer lending and related financial services businesses;

•	any impact to ACE’s earnings derived from the loans offered by each of Republic Bank & Trust Company and First Bank of Delaware at ACE’s stores in Texas, Pennsylvania and Arkansas from the implementation of the revised Guidelines for Payday Lending announced on March 1, 2005 by the Federal Deposit Insurance Corporation, which revised Guidelines provide guidance to banks that engage in payday lending, and include a requirement that such banks develop procedures to ensure that a payday loan is not provided to any customer with payday loans outstanding from any lender for more than 3 months in the previous 12 months;

•	any litigation regarding ACE’s short-term consumer lending activities;

•	theft and employee errors;

•	the availability of adequate financing, suitable locations, acquisition opportunities and experienced management employees to implement ACE’s growth strategy;

•	increases in interest rates, which would increase ACE’s borrowing costs;

•	the fragmentation of the check cashing industry and competition from various other sources, such as banks, savings and loans, short-term consumer lenders, and other similar financial services entities, as well as retail businesses that offer services offered by ACE;

•	the terms and performance of third-party services offered at ACE’s stores; and

•	customer demand and response to services offered at ACE’s stores.
ACE expressly disclaims any obligation to update or revise any of these forward-looking statements, whether because of future events, new information, a change in ACE’s views or expectations, or otherwise. ACE makes no prediction or statement about the performance of ACE’s Common Stock.
Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.
10.1	Summary of Fiscal 2006 Senior Management Bonus Plan for Executive Officers

10.2	Form of Restricted Stock Agreement for Performance Awards under the 1997 Stock Incentive Plan
[Signature Page Follows]

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE CASH EXPRESS, INC.
Dated: October 3, 2005	By:	/s/ WALTER E. EVANS
Walter E. Evans
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
10.1	Summary of Fiscal 2006 Senior Management Bonus Plan for Executive Officers

10.2	Form of Restricted Stock Agreement for Performance Awards under the 1997 Stock Incentive Plan

4